UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	January 19, 2023 (commencement of operations) – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam ESG High Yield ETF

Annual report
4 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PHYD

Putnam
ESG High Yield
ETF

Annual report
4 | 30 | 23

Message from the Trustees

June 12, 2023

Dear Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. The fund return in the bar chart is at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the period, the fund had expense limitations, without which the return would have been lower. Index results should be compared with fund performance at NAV. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 1/19/23 (commencement of fund operations) to 4/30/23. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 ESG High Yield ETF

How were market conditions during the reporting period?

The high-yield market recorded a modest gain despite considerable market volatility. The JPMorgan Developed High Yield Index, the fund’s benchmark, returned 1.16% for the reporting period. Rising interest rates and persistent inflation weighed on investor sentiment. The failure of two U.S. regional banks in March 2023 sparked concern about instability in the financial system. Quick actions by global central banks to minimize systemic risk, including shoring up bank deposits, prevented contagion across the global financial system. While the turmoil stirred recession concerns, it also led to changing expectations about the future path of Federal Reserve monetary policy. Investors hoped that a continued economic slowdown might give the Fed room to ease monetary policy.

The Consumer Price Index fell from 7.1% in December 2022 to 4.9% in April 2023. With signs that inflation was moderating but still high, the Fed pivoted to lower interest-rate increases of 0.25% in February and March. The labor market remained strong, with the U.S. unemployment rate standing at 3.4% for April.

ESG High Yield ETF 3

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Yields fell in sync with the Fed’s decision to lower the degree of their interest-rate hikes. The 5-year U.S. Treasury rate began the period at 3.48% and peaked at 4.35% on March 8, 2023, before falling to 3.51% at period-end. Credit spreads tightened in this environment. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.]

How did the fund perform in this environment?

For the period from its commencement of operations on January 19, 2023, through April 30, 2023, the fund gained 0.93%, underperforming the 1.16% return for the benchmark.

Which holdings and strategies aided the fund’s performance versus the benchmark?

At the sector level, the fund benefited from underweight positioning in telecommunications. At the issuer level, our decision to not invest in Lumen Technologies was the top contributor to relative returns. One of the major rating agencies downgraded the company’s credit rating due to declining sales and a challenging outlook. Avoiding Dish Network and underweighting the fund’s exposure to Altice USA contributed to relative returns as well.

What about relative detractors during the period?

An underweight position and security selection in energy detracted from results. Overweight positioning and security selection in broadcasting and security selection in services also weighed on relative performance. At the issuer level, our decision to not invest in AMC Entertainment was the largest detractor from relative returns. The company’s capital stack rallied following a settlement with shareholders regarding a reverse stock split. [The capital

4 ESG High Yield ETF

stack is the structure of all debt and equity that is invested into a company. It defines who has the rights and the order of priority to the income and profits generated.] The fund’s overweight exposure to Imola Merger Corp. and our decision not to invest in Carvana also detracted from relative returns.

What are your current views on the U.S. economy and high-yield credit?

The probability of a recession has increased in recent months, in our view. Financial stability and further credit tightening have added to investors’ concerns about slowing growth and persistent inflation. We believe corporate fundamentals, while strong, have peaked for this economic cycle due to higher interest rates, slower growth, and tighter credit conditions.

While we believe the risk of a mild-to-moderate recession has increased, we do not expect a big spike in corporate default rates that are typical

Allocations are shown as a percentage of the fund’s net assets as of 4/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced mortgage security trades, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

ESG High Yield ETF 5

of severe recessions. The high-yield market has weathered the transition to higher interest rates well, in our view. While earnings estimates have come down, they have demonstrated surprising resilience, in our view. Finally, we believe we are past the peak of the credit ratings upgrade cycle. As such, we expect ratings actions to moderate as economic growth slows and companies feel the effects of inflation, higher rates, and tighter capital markets.

Regarding technicals, demand for risk assets, including high yield, improved during the period despite bouts of risk-off sentiment. In calendar 2023, we believe overall supply is likely to rebound from 2022’s decade low but remain 40% lower than the average of recent years. Technicals will remain tethered to the broader risk appetite of investors near term, in our opinion.

At period-end, the fund’s overall positioning reflected a slight increase and more imminent risk of recession, a potential sight line to the end of the Fed’s tightening cycle, strong technicals, and reasonable valuations. The portfolio had a fractionally long duration, a measure of interest-rate sensitivity. With growth slowing, we are favoring companies that we believe have resilient business models and financial flexibility.

Thank you both for sharing this update about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 ESG High Yield ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from January 19, 2023 (commencement of fund operations) through April 30, 2023, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Fund performance Total return for the period ended 4/30/23

Life of fund
(since 1/19/23)
Net asset value	0.93%
Market price	1.26

Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term growth prospects.

Performance includes the deduction of management fees.

For a portion of the period, the fund had expense limitations, without which the return would have been lower.

Comparative index returns For the period ended 4/30/23

Life of fund
(since 1/19/23)
JPMorgan Developed High Yield Index	1.16%
Lipper High Yield Funds category median*	0.74

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the life-of-fund period ended 4/30/23, there were 537 funds in this Lipper category.

Past performance does not indicate future results.

ESG High Yield ETF 7

Fund price and distribution information For the period ended 4/30/23

Distributions
Number	2
Income	$0.536
Capital gains	—
Total	$0.536
Share value	Net asset value	Market price
1/19/23*	$50.00	$50.00
4/30/23	49.92	50.09
Current rate (end of period)	Net asset value	Market price
Current dividend rate[1]	6.44%	6.42%
Current 30-day SEC yield[2]	6.68	—

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the ETF.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at period-end.

2 Based only on investment income and calculated in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/23

Life of fund
(since 1/19/23)
Net asset value	–0.03%
Market price	0.45

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 ESG High Yield ETF

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/23*	0.55%
Annualized expense ratio for the period from 1/19/23 (commencement of operations)
to 4/30/23†	0.54%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal period. As a result of this, ratio may differ from expense ratio in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 1/19/23 (commencement of operations) to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.52
Ending value (after expenses)	$1,009.30

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 1/19/23 (commencement of operations) to 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (102); and then dividing that result by the number of days in the year (365).

ESG High Yield ETF 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from 1/19/23 (commencement of operations) to 4/30/23, use the following calculation method. To find the value of your investment on 1/19/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.71
Ending value (after expenses)	$1,022.12

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 1/19/23 (commencement of operations) to 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 ESG High Yield ETF

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

ESG High Yield ETF 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 ESG High Yield ETF

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

ESG High Yield ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 ESG High Yield ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam ESG High Yield ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam ESG High Yield ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2023, and the related statement of operations and changes in net assets, including the related notes, and financial highlights for the period January 19, 2023 (commencement of operations) through April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations, changes in net assets, and the financial highlights for the period January 19, 2023 (commencement of operations) through April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

ESG High Yield ETF 15

The fund’s portfolio 4/30/23 (Unaudited)

CORPORATE BONDS AND NOTES (86.2%)*	Principal amount	Value
Advertising and marketing services (0.4%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	$240,000	$216,783
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	320,000	242,814
		459,597
Aerospace and defense (0.7%)
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	765,000	686,513
		686,513
Basic materials (9.8%)
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	345,000	352,594
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	805,000	696,125
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	720,000	649,868
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	495,000	492,382
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	480,000	486,269
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	160,000	161,960
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	350,000	302,731
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30	285,000	255,134
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)	970,000	931,452
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	855,000	764,306
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	800,000	663,316
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	330,000	289,575
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	390,000	342,225
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	485,000	405,007
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	490,000	443,388
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	405,000	370,763
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28	820,000	699,522
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	250,000	191,172
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	405,000	364,672
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	315,000	262,618
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	295,000	182,900
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	490,000	406,753
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	140,000	132,958
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31	270,000	270,675
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	320,000	276,028
		10,394,393

16 ESG High Yield ETF

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Broadcasting (3.7%)
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	$510,000	$330,225
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	575,000	368,587
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	640,000	422,327
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	665,000	624,555
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	320,000	248,754
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	300,000	226,701
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	235,000	198,422
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	200,000	178,146
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	130,000	84,959
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	175,000	163,147
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	320,000	308,117
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	575,000	551,727
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	205,000	186,169
		3,891,836
Building materials (0.5%)
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	325,000	312,813
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	245,000	209,802
		522,615
Capital goods (0.5%)
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	645,000	507,363
		507,363
Commercial and consumer services (2.2%)
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria) ##	205,000	209,613
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	720,000	586,581
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	410,000	358,040
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	240,000	212,466
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29	410,000	385,913
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	240,000	221,400
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	400,000	376,137
		2,350,150
Communication services (4.9%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	820,000	663,956
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	245,000	196,141
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	415,000	380,604

ESG High Yield ETF 17

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	$650,000	$559,257
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	245,000	200,658
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	300,000	153,103
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	400,000	351,028
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	225,000	207,109
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	260,000	209,259
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	250,000	247,275
SBA Communications Corp. sr. unsec. sub. notes 3.875%, 2/15/27 R	490,000	455,088
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	650,000	700,753
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	315,000	333,558
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	560,000	485,235
		5,143,024
Consumer (1.0%)
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	480,000	415,534
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	155,000	125,280
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	560,000	506,800
		1,047,614
Consumer staples (6.9%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	600,000	523,789
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	360,000	335,700
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	400,000	386,679
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	670,000	638,108
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	325,000	281,003
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29	355,000	310,827
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	245,000	198,472
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	560,000	485,119
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	410,000	391,544
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	615,000	622,546
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	325,000	318,814
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	330,000	302,225

18 ESG High Yield ETF

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	$90,000	$84,793
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	170,000	138,873
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	245,000	209,409
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	245,000	226,013
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	290,000	304,672
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	160,000	155,691
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	485,000	463,175
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	490,000	493,063
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	410,000	362,154
		7,232,669
Containers (1.5%)
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	810,000	659,798
Ball Corp. company guaranty sr. unsec. notes 2.875%, 8/15/30	640,000	536,178
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	410,000	403,869
		1,599,845
Energy (oil field) (0.6%)
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	245,000	237,650
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	250,000	247,300
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	155,000	150,844
		635,794
Entertainment (1.5%)
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	485,000	467,419
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	90,000	85,992
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	315,000	280,907
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30	155,000	155,436
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	305,000	325,366
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	275,000	252,098
		1,567,218
Financials (4.5%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	560,000	522,756
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	285,000	300,623
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 2.90%, 2/16/28	970,000	839,662
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	315,000	269,363
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	165,000	133,650
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	405,000	403,197

ESG High Yield ETF 19

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	$125,000	$98,906
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	80,000	75,200
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	325,000	277,063
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	250,000	207,936
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	235,000	209,738
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	160,000	155,927
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	245,000	227,238
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	245,000	206,106
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	235,000	196,249
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	245,000	231,275
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	330,000	326,654
		4,681,543
Gaming and lottery (5.5%)
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	805,000	737,039
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	480,000	484,284
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	910,000	798,339
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	610,000	543,663
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29	455,000	415,348
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	575,000	546,601
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	325,000	288,350
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	495,000	495,000
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	25,000	21,407
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	495,000	455,118
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	460,000	442,522
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	220,000	224,950
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	350,000	322,262
		5,774,883
Health care (8.0%)
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	165,000	140,620
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	330,000	311,025
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	320,000	278,800

20 ESG High Yield ETF

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Health care cont.
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	$165,000	$144,994
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	90,000	89,185
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	165,000	152,257
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	160,000	118,390
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	90,000	75,012
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	520,000	506,288
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	250,000	225,023
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	605,000	556,034
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	625,000	513,337
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	770,000	673,714
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	245,000	211,916
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	315,000	283,230
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31	805,000	717,290
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	165,000	143,550
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	325,000	260,660
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	400,000	385,000
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	245,000	207,571
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	160,000	141,003
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	650,000	630,679
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26	325,000	320,078
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29	235,000	215,601
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30	330,000	326,407
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)	505,000	530,250
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)	200,000	209,250
		8,367,164
Homebuilding (0.4%)
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	300,000	281,312
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	115,000	113,943
		395,255
Industrial (0.3%)
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	400,000	316,000
		316,000
Lodging/Tourism (2.4%)
Carnival Corp. 144A notes 10.50%, 2/1/26	395,000	412,350
Carnival Corp. 144A notes 9.875%, 8/1/27	235,000	240,930
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	170,000	139,910

ESG High Yield ETF 21

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Lodging/Tourism cont.
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	$45,000	$48,379
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	405,000	372,967
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30	415,000	394,005
Hilton Domestic Operating Co., Inc. 144A company guaranty sr. unsec. notes 4.00%, 5/1/31	220,000	194,584
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	410,000	404,438
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	320,000	310,400
		2,517,963
Machinery (1.8%)
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30	410,000	422,300
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31	200,000	211,750
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	85,000	87,975
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	165,000	174,900
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	540,000	502,260
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	570,000	514,530
		1,913,715
Manufacturing (3.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	575,000	547,831
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	315,000	277,122
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	330,000	258,327
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	770,000	698,441
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	970,000	876,579
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	575,000	590,220
		3,248,520
Office equipment and supplies (0.5%)
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	615,000	518,652
		518,652
Oil and gas (10.3%)
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	260,000	266,166
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	485,000	415,664
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	250,000	234,193
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	235,000	231,856
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	235,000	223,207

22 ESG High Yield ETF

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Oil and gas cont.
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	$320,000	$316,800
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	305,000	303,424
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	206,033
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	325,000	294,248
CQP Holdco LP/BIP-V Chinook Holdco, LLC 144A sr. sub. notes 5.50%, 6/15/31	565,000	525,845
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	330,000	292,601
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	505,000	497,372
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	250,000	233,073
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	320,000	306,550
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	485,000	517,738
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,075,000	1,140,833
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	515,000	459,909
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	240,000	228,433
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	390,000	378,790
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	580,000	524,506
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	495,000	487,575
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	75,000	71,063
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	250,000	232,660
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	485,000	457,248
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	170,000	151,300
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	200,000	186,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	130,000	126,804
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	170,000	173,269
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	160,000	161,438
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	160,000	163,757
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	570,000	577,984
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	435,000	420,493
		10,806,832
Publishing (1.7%)
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	485,000	485,000
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	485,000	430,785

ESG High Yield ETF 23

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Publishing cont.
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	$330,000	$283,800
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	655,000	581,529
		1,781,114
Retail (2.4%)
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	125,000	107,704
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	245,000	218,053
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	165,000	146,847
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	320,000	325,055
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	240,000	230,391
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	155,000	135,677
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	335,000	297,458
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	485,000	478,273
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	655,000	527,275
		2,466,733
Technology (6.3%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	645,000	555,164
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	255,000	221,213
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	395,000	393,819
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	330,000	326,746
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	400,000	360,237
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	235,000	224,445
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	90,000	84,597
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	127,564
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	605,000	526,255
Gen Digital Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	85,000	85,383
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	815,000	705,751
NortonLifeLock, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	315,000	317,363
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	565,000	508,849
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	485,000	407,400
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	480,000	410,400
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	235,000	196,385
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	400,000	341,500
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	890,000	767,385
		6,560,456

24 ESG High Yield ETF

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value
Textiles (1.1%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	$230,000	$235,750
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	415,000	352,750
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	640,000	541,078
		1,129,578
Transportation (1.0%)
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	405,000	393,297
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	650,000	630,295
		1,023,592
Trucks and parts (1.2%)
Adient Global Holdings, Ltd. 144A sr. notes 7.00%, 4/15/28	155,000	158,488
Adient Global Holdings, Ltd. 144A sr. unsec. unsub. notes 8.25%, 4/15/31	235,000	240,288
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	315,000	315,443
Clarios Global LP 144A sr. notes 6.75%, 5/15/28	50,000	50,194
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	495,000	497,894
		1,262,307
Utilities and power (0.4%)
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	450,000	414,740
		414,740
Waste Management (1.1%)
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31	720,000	734,573
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	470,000	418,300
		1,152,873
Total corporate bonds and notes (cost $90,210,919)		$90,370,551

SENIOR LOANS (4.7%)*c	Principal amount	Value
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 10.832%, 11/18/29	$55,000	$47,644
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 8.275%, 7/31/27	24,936	22,983
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 9.275%, 11/28/25	289,247	286,233
BWAY Holding Co. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 8.993%, 8/15/26	5,000	4,982
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.807%, 8/21/26	289,251	272,136
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 10.025%, 7/22/27	497,070	476,412
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 7.75%), 12.832%, 7/31/28	265,000	263,301
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 9.025%, 12/1/27	49,832	49,303

ESG High Yield ETF 25

SENIOR LOANS (4.7%)*c cont.	Principal amount	Value
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.082%, 12/15/27	$160,000	$157,261
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 10.129%, 2/4/26	54,860	50,170
Madison IAQ, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 7.988%, 6/15/28	60,000	57,641
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 9.00%, 6/1/28	408,959	396,179
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.004%, 4/11/29	365,000	325,215
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 8.99%, 4/3/28	105,000	104,606
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.832%, 1/29/28	189,316	188,369
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 9.159%, 6/3/28	394,000	364,615
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 11.275%, 8/31/29	85,000	80,573
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.082%, 6/30/28	75,000	60,375
Sabre GLBL, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.25%), 7.384%, 6/30/28	75,000	58,688
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.00%), 7.895%, 10/1/25	483,355	480,484
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.659%, 12/17/26	264,324	226,658
TIBCO Software, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.498%, 3/30/29	510,000	476,162
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 10.271%, 5/3/27	60,000	57,550
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.271%, 5/3/26	319,192	310,414
Vision Solutions, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.00%), 9.255%, 4/24/28	69,823	61,943
Total senior loans (cost $4,968,058)		$4,879,897

CONVERTIBLE BONDS AND NOTES (1.5%)*	Principal amount	Value
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	$180,000	$156,025
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25, (Israel)	186,000	157,856
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	193,000	149,575
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	125,000	151,313
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	99,000	145,580
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	208,000	154,265
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	182,000	155,610
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	190,000	160,075
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	199,000	158,733
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	199,000	156,812
Total convertible bonds and notes (cost $1,583,050)		$1,545,844

26 ESG High Yield ETF

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value
Chart Industries, Inc. $3.38	2,927	$164,117
KKR & Co., Inc. $3.00 cv. pfd.	2,324	148,248
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	102	118,785
Total convertible preferred stocks (cost $440,423)		$431,150

COMMON STOCKS (0.3%)*	Shares	Value
EQT Corp.	5,120	$178,381
OneMain Holdings, Inc.	3,282	125,930
Total common stocks (cost $295,238)		$304,311

SHORT-TERM INVESTMENTS (6.3%)*		Principal amount/ shares	Value
Interest in $385,480,000 joint tri-party repurchase agreement dated 4/28/2023 with BofA Securities, Inc. due 5/1/2023 — maturity value of $4,457,790 for an effective yield of 4.820% (collateralized by Agency Mortgage-Backed Securities with a coupon rate of 2.000% and a due date of 2/20/2051, valued at $393,189,600)		$4,456,000	$4,456,000
Putnam Government Money Market Fund Class P 4.40% L	Shares	2,103,840	2,103,840
Total short-term investments (cost $6,559,840)			$6,559,840

TOTAL INVESTMENTS
Total investments (cost $104,057,528)	$104,091,593

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 19, 2023 (commencement of operations) through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $104,842,443.
†	This security is non-income-producing.
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

ESG High Yield ETF 27

L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation
CDX NA HY Series 40 Index	B+/P	$9,140	$2,300,000	$31,855	6/20/28	500 bp — Quarterly	$51,537
Total	$9,140		$51,537
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

28 ESG High Yield ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$178,381	$—	$—
Financials	125,930	—	—
Total common stocks	304,311	—	—
Convertible bonds and notes	—	1,545,844	—
Convertible preferred stocks	—	431,150	—
Corporate bonds and notes	—	90,370,551	—
Senior loans	—	4,879,897	—
Short-term investments	2,103,840	4,456,000	—
Totals by level	$2,408,151	$101,683,442	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$42,397	$—
Totals by level	$—	$42,397	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF 29

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $101,953,688)	$101,987,753
Affiliated issuers (identified cost $2,103,840) (Note 6)	2,103,840
Cash	14,720
Dividends, interest and other receivables	1,530,275
Receivable for investments sold	152,753
Receivable for variation margin on centrally cleared swap contracts (Note 1)	5,211
Deposits with broker (Note 1)	229,194
Total assets	106,023,746

LIABILITIES
Payable for investments purchased	924,431
Payable for purchases of delayed delivery securities (Note 1)	210,045
Payable for compensation of Manager (Note 2)	46,827
Total liabilities	1,181,303

Net assets	$104,842,443

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$104,508,022
Total distributable earnings (Note 1)	334,421
Total — Representing net assets applicable to capital shares outstanding	$104,842,443

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($104,842,443 divided by 2,100,000 shares)	$49.92

The accompanying notes are an integral part of these financial statements.

30 ESG High Yield ETF

Statement of operations For the period 1/19/23 (commencement of operations) to 4/30/23

INVESTMENT INCOME
Dividends	$10,595
Interest (including interest income of $24,645 from investments in affiliated issuers) (Note 6)	1,734,674
Total investment income	1,745,269

EXPENSES
Compensation of Manager (Note 2)	132,855
Fees waived and reimbursed by Manager (Note 2)	(1,596)
Total expenses	131,259

Net investment income	1,614,010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(189,982)
Securities from in-kind transactions (Notes 1 and 3)	(229,553)
Swap contracts (Note 1)	(66,810)
Total net realized loss	(486,345)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	34,065
Swap contracts	51,537
Total change in net unrealized appreciation	85,602

Net loss on investments	(400,743)

Net increase in net assets resulting from operations	$1,213,267

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF 31

Statement of changes in net assets

For the period
1/19/23
(commencement
of operations)
INCREASE IN NET ASSETS	to 4/30/23
Operations
Net investment income	$1,614,010
Net realized loss on investments	(486,345)
Change in net unrealized appreciation of investments	85,602
Net increase in net assets resulting from operations	1,213,267
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(1,112,200)
Proceeds from shares sold (Note 4)	104,197,419
Decrease from shares redeemed (Note 4)	(24,562,209)
Other capital (Note 4)	106,166
Total increase in net assets	79,842,443

NET ASSETS
Beginning of period (Note 5)	25,000,000
End of period	$104,842,443

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	500,000
Shares sold (Note 4)	2,100,000
Shares redeemed (Note 4)	(500,000)
Shares outstanding at end of period	2,100,000

The accompanying notes are an integral part of these financial statements.

32 ESG High Yield ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
For the period
1/19/23
(commencement
of operations)
to 4/30/23
Net asset value, beginning of period	$50.00
Investment operations:
Net investment income (loss)[a]	.93
Net realized and unrealized
gain (loss) on investments	(.53)
Total from investment operations	.40
Less distributions:
From net investment income	(.54)
From net realized gain on investments	—
Total distributions	(.54)
Other capital	.06
Net asset value, end of period	$49.92
Total return at net asset value (%)[b]	0.93*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$104,842
Ratio of expenses to average
net assets (%)[c,d]	.15*
Ratio of net investment income
(loss) to average net assets (%)[d]	1.88*
Portfolio turnover (%)[e]	10*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF 33

Notes to financial statements 4/30/23

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from January 19, 2023 (commencement of operations) through April 30, 2023.

Putnam ESG High Yield ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income.

The fund invests mainly in bonds that are below investment grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund invests mainly in bonds that also have one or more of the following characteristics:

(1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). The fund invests with a focus on companies or issuers that Putnam Management believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet Putnam Management’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for the fund, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of

34 ESG High Yield ETF

supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments. In the corporate credit sector, Putnam Management combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile, which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility.

Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments, including bank loans. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate bank loans. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

ESG High Yield ETF 35

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $4,545,120 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend

36 ESG High Yield ETF

date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $229,194 in a segregated account to cover margin requirements on open swap/futures contracts.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

ESG High Yield ETF 37

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Lines of credit Effective May 2, 2023, the fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$264,265	$—	$264,265

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from redemptions-in-kind gain/loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $15,621 to increase undistributed net investment income, $233,354 to decrease paid-in capital and $217,733 to decrease accumulated net realized loss.

38 ESG High Yield ETF

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized Appreciation	$1,105,744
Unrealized Depreciation	(1,076,026)
Net Unrealized Appreciation	29,718
Undistributed Ordinary Income	568,968
Capital Loss Carryforward	(264,265)
Cost for Federal Income Tax Purposes:	$104,104,272

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.55% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $1,596 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$45,151,729	$7,912,520
U.S. government securities (Long-term)	—	—
Total	$45,151,729	$7,912,520

Portfolio securities received or delivered through in-kind transactions were $80,672,418 and $19,920,118, respectively.

ESG High Yield ETF 39

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $25,000,000 by Putnam Investment Holdings, LLC and the issuance of 500,000 shares on January 19, 2023.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
	1/19/23				and fair
	(commencement	Purchase	Sale	Investment	value as
Name of affiliate	of operations)	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Government
Money Market Fund*	$—	$3,086,554	$982,714	$24,645	$2,103,840
Total Short-term
investments	$—	$3,086,554	$982,714	$24,645	$2,103,840

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

40 ESG High Yield ETF

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

ESG High Yield ETF 41

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$1,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$42,397*	Unrealized depreciation	$—
Total		$42,397		$—

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(66,810)	$(66,810)
Total	$(66,810)	$(66,810)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$51,537	$51,537
Total	$51,537	$51,537

42 ESG High Yield ETF

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	BofA Securities, Inc.	Total
Assets:
Centrally cleared credit default contracts§	$5,211	$—	$5,211
Repurchase agreements**	—	4,456,000	4,456,000
Total Assets	$5,211	$4,456,000	$4,461,211
Liabilities:
Centrally cleared credit default contracts§	—	—	—
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$5,211	$4,456,000	$4,461,211
Total collateral received (pledged)†##	$—	$4,456,000
Net amount	$5,211	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$4,545,120	$4,545,120
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 11: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

ESG High Yield ETF 43

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

44 ESG High Yield ETF

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

ESG High Yield ETF 45

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2023, there were 88 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

46 ESG High Yield ETF

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

ESG High Yield ETF 47

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48 ESG High Yield ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President, Chief Compliance	Assistant Clerk, and
	Officer, and Chief Risk Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
Independent Registered	and Clerk	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal year ended April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amount of $244,237 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s fiscal year for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s fiscal year for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2023	$ —	$242,011	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023